                                                                     Exhibit 24


                              POWER OF ATTORNEY
                           MELLON BANK CORPORATION


Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to six million two hundred thousand (6,200,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Long-Term Profit Incentive
Plan (1996) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 21st day of May, 1996.

/s/ Frank V. Cahouet                      /s/ Charles A. Corry
    ------------------------------            --------------------------------
    Frank V. Cahouet, Director and            Charles A. Corry, Director
     Principal Executive Officer

/s/ Burton C. Borgelt
    ------------------------------            --------------------------------
    Burton C. Borgelt, Director               C. Frederick Fetterolf, Director

/s/ Carol R. Brown                        /s/ Ira J. Gumberg
    ------------------------------            --------------------------------
    Carol R. Brown, Director                  Ira J. Gumberg, Director

/s/ J. W. Connolly                        /s/ Pemberton Hutchinson
    ------------------------------            --------------------------------
    J. W. Connolly, Director                  Pemberton Hutchinson, Director

/s/ Rotan E. Lee
    ------------------------------            --------------------------------
    Rotan E. Lee, Director                    W. Keith Smith, Director

/s/ Andrew W. Mathieson
    ------------------------------            --------------------------------
    Andrew W. Mathieson, Director             Howard Stein, Director

/s/ Edward J. McAniff                     /s/ Joab L. Thomas
    ------------------------------            --------------------------------
    Edward J. McAniff, Director               Joab L. Thomas, Director

/s/ Robert Mehrabian                      /s/ Wesley W. von Schack
    ------------------------------            --------------------------------
    Robert Mehrabian, Director                Wesley W. von Schack, Director

/s/ Seward Prosser Mellon                 /s/ William J. Young
    ------------------------------            --------------------------------
    Seward Prosser Mellon, Director           William J. Young, Director

    ------------------------------
    David S. Shapira, Director

                               POWER OF ATTORNEY
                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to six million two hundred thousand (6,200,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Long-Term Profit Incentive Plan (1996) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 29 day of May, 1996.

/s/ C. Frederick Fetterolf
    --------------------------------
    C. Frederick Fetterolf, Director

                               POWER OF ATTORNEY
                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to six million two hundred thousand (6,200,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Long-Term Profit Incentive Plan (1996) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 29 day of May, 1996.

/s/ David S. Shapira
    --------------------------------
    David S. Shapira, Director

                               POWER OF ATTORNEY
                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to six million two hundred thousand (6,200,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Long-Term Profit Incentive Plan (1996) and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following persons in the capacities indicated on this 29 day of May, 1996.

/s/ W. Keith Smith
    --------------------------------
    W. Keith Smith, Director